TERMINATION AND SETTLEMENT AGREEMENT

This Termination and Settlement Agreement (the “Agreement”) is entered into as of the 10th day of September 2002, by and among; New York Medical, Inc f/k/a Mojave Southern, Inc (herein after “Mojave”) a Nevada corporation with its principal place of business at 3779 E. Desert Inn Road, Las Vegas, Nevada 89121, New York Medical Acquisition Corp, (“NYMA”) a Delaware corporation with its principal place of business address 488 Madison Avenue, 8th Floor, New York, NY 10022 and New York Medical, Inc., a New York corporation (“New York Medical”).

     Whereas, Mojave and NYMA entered into an Amended and Restated Acquisition Agreement dated as of August 12, 2002 (the “Merger Agreement”) that contemplated Mojave’s acquisition of NYMA conditioned upon, among other things, the satisfaction of the provisions of Article 7 of the Merger Agreement. As of this date and due to regulatory issues that are unresolved, such conditions have not been met. Mojave has been advised that such issues will be resolved and NYMA will be able to comply with said sections, but no time frame has been specified. At this time Mojave believes and NYMA consents, that it is in the best interest of all to Mojave and NYMA; and

     WHEREAS, each of the parties believes it will be mutually beneficial for all parties to terminate the Merger Agreement and all other agreements concerning the proposed Merger on the terms and conditions contained herein.

     NOW THEREFORE, in consideration of the covenants, promises, representations and warranties as set forth herein, and other good and valuable condition, the receipt and adequacy is hereby acknowledged; it is agreed as follows:

1. Termination of Merger Agreement.

(a) This Agreement supersedes the Merger Agreement and all other agreements among the parties concerning the subject matter related hereto. The Merger Agreement is terminated in its entirety and hereby made null and void and of no further force or effect and no party to the Merger Agreement shall have any rights, obligations or liabilities under the Merger Agreement.

     (b) The Merger Agreement is deemed terminated by mutual consent pursuant to Section 8.1 of the Merger Agreement except as provided in this Agreement.

     (c) Each party to the Merger Agreement hereby waives any claim, which they may have in law or equity for any alleged breach of the Merger Agreement by any other party thereto by reason of the termination of such agreement and as provided in Sections 9 and 10 herein releases and holds harmless the other parties from any liability.

     (d) As set forth is Section 8.2 of the Merger Agreement and incorporated by reference herein, except as modified herein, the provisions of Article 8, as modified herein, shall remain in full force and effect and survive termination of the Merger Agreement.

2. Notice of termination and Name change

     Mojave hereby covenants and agrees to file, as promptly as possible, but in no case later than the third business day following the execution of this Agreement with the Securities and Exchange Commission (the “SEC”) notice of termination of this transaction and to immediately change any doing business certificate from New York Medical, Inc to any other name chosen by the directors of Mojave and to file the same in an 8-K and as appropriate with the State of Nevada.

3. Consideration to be paid to Mojave.

     Mojave and NYMA, and each of their respective directors, officers, affiliates, agents, employees, attorneys, subsidiaries, shareholders and representatives (the “Related Parties”) and any other respective successors and assigns, covenant and agree that the sole consideration to be paid to such parties pursuant to this Agreement, or otherwise, is as follows:

     (a) Mojave shall pay to NYMA and NYMA shall pay to Mojave, each a sum of ten ($10.00) dollars as consideration for this release.

4. Covenants and Restrictions.

     (a) Mojave and NYMA, and their respective Related Parties (each a, "Disclosing Party") hereby covenant and agree that they will not at any time subsequent to the date hereof, directly or indirectly, reveal, divulge, use (whether or not for their own profit) or make known to any person or entity any Confidential Information (as hereinafter defined) made known to the Disclosing Party or of which the Disclosing Party has become aware, regardless of whether developed, prepared, devised or otherwise created in whole or in part by the efforts of the Disclosing Party and except to the extent so authorized in writing by New York Medical or except as required by law. For purposes of this Agreement, the term “Confidential Information” shall mean (i) the existence and terms of this Agreement and the nature of the relationship contemplated hereby, (ii) any technical, scientific or engineering information relating to the products and/or services of any party hereto or any such party’s affiliates, including any entity with whom a party hereto has entered into an acquisition agreement or other binding or non-binding agreement related to the acquisition of a third party by a party hereto (each, a “Party” and, collectively, the “Parties”), (iii) information relating to any customer of any of the Parties, including without limitation, the names, addresses, telephone numbers and sales records of, or pertaining to any such customer, (iv) price lists, methods of operation and other information pertaining to any of the Parties and which any such Party, in its sole discretion, regards as confidential and in the nature of trade secrets, and (v) anything else that the Disclosing Party has knowledge of by virtue of the Merger Agreement, that is not publicly known as of the date of this Agreement. Notwithstanding anything contained herein to the contrary, Confidential Information as used herein shall not include that which (x) was in the public domain prior to receipt by the Disclosing Party, (y) subsequently becomes known to the Disclosing Party as a result of disclosure by third parties not in the course of this Agreement and as a matter of right and without restriction on disclosure, or (z) subsequently comes into the public domain in the same context as the disclosure by a Party through no fault of the Disclosing Party.

     (b) Mojave as a Disclosing Party further covenants and agrees that upon the execution of this Agreement, it has delivered to New York Medical (and has not retained any copies of) all tangible embodiments of all Confidential Information in possession, including, without limitation, any notes or files related to the foregoing. Furthermore, such Disclosing Party will retain any and all intangible Confidential Information in trust for the sole benefit of New York Medical and the applicable company and the other parties to this Agreement, and will not divulge or deliver or show any of such Confidential Information to any unauthorized person and will not make use of or in any manner seek to turn to account any of such Confidential Information in an independent business however unrelated to the business of New York Medical and any other company.

     (c) If the Disclosing Party becomes legally compelled to disclose any Confidential Information, the Disclosing Party shall provide prompt written notice of such legal compulsion to New York Medical so that New York Medical and/or any other applicable company may seek a protective order or other remedy or waive compliance with this Agreement. The Disclosing Party shall cooperate (without any cost or expense to the Disclosing Party) with New York Medical and/or any such other company in obtaining such protective order or other remedy upon New York Medical or such other company’s request. If, in the absence of a protective order or the receipt of a waiver hereunder, the Disclosing Party is nonetheless compelled to disclose Confidential Information to or at the direction of any tribunal or else stand liable for contempt or suffer other censure or significant penalty, the Disclosing Party may disclose such specifically requested Confidential Information to or at the direction of such tribunal.

     (d) The Disclosing Party agrees that any breach of this Section 4 will cause New York Medical and/or any other Company substantial and irreparable damages that would not be quantifiable and, therefore, in the event of any such breach or threat of such a breach, in addition to other remedies that may be available, New York Medical and/or any other applicable Company shall have the right to seek specific performance and other injunctive and equitable relief.

5. Proprietary Property.

     (a) Each party hereby agrees that Proprietary Property (as hereinafter defined) shall be the sole and exclusive property of the applicable party. For purposes hereof, the term “Proprietary Property” shall mean inventions, discoveries, improvements and ideas, whether patentable or not, including, but not limited to, all Discoveries and work product, which relate to the party’s business, including any of the party’s Confidential Information or any of such party’s products, services, processes, technology, research, product development, marketing programs, manufacturing operations, or engineering activities.

     (b) Each party hereby agrees and acknowledges that it has no present right, title or interest in or with respect to any Proprietary Property and will not in the future acquire any such right, title or interest therein. In addition, each party covenants and agrees that it will at any time, promptly upon the request and at the expense of the other party, execute any and all patent applications and assignments so requested and take any and all action as required by of the other party and/or any of the companies to perfect and maintain the rights and interests of such party or parties in and with respect to the Proprietary Property.

     (c) No party will, directly or indirectly, disclose, furnish, make available or utilize any of the Proprietary Property, other than pursuant to the terms and conditions of this Agreement.

6. Restrictive Covenants

     (a) No party hereto shall, during the period commencing on the date of this Agreement and terminating one year from the date of this Agreement (the "Restricted Period"), anywhere within the United States (the "Restricted Territory"), directly or indirectly (whether as an owner, partner, shareholder, agent, officer, director, employee, independent contractor, consultant, or otherwise solicit for employment any person who is, or was at any time during the twelve-month period immediately prior to the date of this Agreement, an employee of the other company.

     (b) Mojave, NYMA and Medical acknowledge to each other that their respective businesses are and will be national and international in scope and thus the covenants in this Section 6 would be particularly ineffective if the covenants were to be limited to a particular geographic area of the United States. If any court of competent jurisdiction at any time deems the Restricted Period unreasonably lengthy, or the Restricted Territory unreasonably extensive, or any of the covenants set forth in this Section 6 not fully enforceable, the other provisions of this Section 6, and this Agreement in general, will nevertheless stand and to the full extent consistent with law continue in full force and effect, and it is the intention and desire of the parties that the court treat any provisions of this Agreement which are not fully enforceable as having been modified to the extent deemed necessary by the court to render them reasonable and enforceable and that the court enforce them to such extent (for example, that the Restricted Period be deemed to be the longest period permissible by law, but not in excess of the length provided for in paragraph 6(a), and the Restricted Territory be deemed to comprise the largest territory permissible by law under the circumstances).

7. Termination.

     The provisions of this Agreement shall survive the expiration or any termination hereof, and shall remain in full force and effect following such expiration or termination to the maximum extent permitted by applicable law. The parties specifically acknowledge and agree that the covenants, agreements and representations made by them hereunder may be enforced against them in accordance with their terms for the maximum permissible duration following any expiration or termination, for whatever reason, of this Agreement.

8. Disparagement; Public Announcements.

     (a) Each party hereto and their respective Related Parties covenants and agrees that they shall not, directly or indirectly, disclose, publish, disseminate or communicate in any way to any third party any information that is critical, derogatory or is otherwise intended to disparage the other party or any of their respective principals, officers, directors, shareholders or affiliates, whether such information has been acquired prior to or after the date of this Agreement (whether or not in the public domain or otherwise confidential).

     (b) One party’s failure to comply with the provisions of paragraph 8(a) shall nullify the other affected party’s obligations under paragraph 8(a).

     (c) None of the parties to this Agreement and none of their Related Parties shall make any public announcements regarding this Agreement, the subject matter hereof or any other matter related to any of the other parties hereto, and the parties further agree that the content and/or wording of any press release or other public disclosure that refers to the Agreement shall be mutually agreed to by and between the parties in advance of its release, except as may otherwise be required of any party as a public company under applicable law. New York Medical acknowledges and agrees that Mojave shall disclose this Agreement, the consummation of the transactions contemplated by this Agreement and the effect(s) and possible effects, if any, in the sole discretion of Mojave in consultation with counsel, with the Securities and Exchange

Commission, including, without limitation, a Current Report on Form 8-K, Quarterly Reports on Form 10-QSB and Annual Reports on Form 10-KSB, and shall include a copy of this Agreement as an exhibit to one or more of such filings.

     (d) Each party acknowledges that the result of any party’s breach of this Section 8 will likely cause irreparable harm to the non-breaching party. Therefore, the parties agree that the non-breaching party shall be entitled, without the necessity of posting a bond to a decree or order by any court of competent jurisdiction enjoining such threatened or actual violation of this Section 8. Such decree or order, to the extent appropriate, shall specifically enforce the full performance of this Section 8 by the breaching party and the breaching party hereby consents to the jurisdiction of any such court of competent jurisdiction. This remedy shall be in addition to all other remedies available to the non-breaching party at law or equity.

9. Mutual Waiver and Release.

     (a) In consideration of the payments to be made and consideration set forth in Section 3 of this Agreement each of, Mojave, NYMA, and New York Medical and, their respective Related Parties (each a "Releasor") irrevocably and unconditionally release and forever discharge, give up and waive any and all claims and rights they have, has or may have against each other party hereto, existing at any time up to and including the date of this Agreement (collectively, the “Released Parties”).

     (b) Specifically, but not limited herein, each Releasor releases the Released Parties from any and all claims, liens, complaints, charges, demands, liabilities, suits (judicial, administrative, or otherwise), rights or causes of action, at law or equity, whether founded upon contract (expressed or implied), tort (including, but not limited to, defamation), statute or regulation (federal, state or local), common law and/or any other theory or basis, from the beginning of the world to the date hereof, including, but not limited to, any claim that the Releasor has asserted, now asserts or could have asserted or otherwise, including, but not limited to, claims, charges, demands, suits, causes or rights of action relating to breach of contract or public policy, wrongful, retaliatory or constructive discharge, or equitable relief, which each Releasor may ever have had, has now or could have or which each Releasor’s heirs, executors or assigns can or shall have, against any or all of them, whether known or unknown, on account of or arising out of any claims for breach of contract under the Merger Agreement. Each Releasor specifically waives the benefit of any statute or rule of law, which, if applied to this Agreement, would otherwise exclude from its binding effect any claims not now known by such Releasor to exist. Each Releasor therefore specifically waives any and all claims or rights of which it is not aware and not specifically mentioned in this release.

     (c) It is understood and agreed by the parties hereto that the facts and respective assumptions of law in contemplation of which this Agreement is made may hereafter prove to be other than or different from those facts and assumptions now known, made or believed by them to be true. The parties hereto expressly accept and assume the risk of the facts and assumptions to be so different, and agree that all terms of this Agreement shall be in all respects effective and not subject to termination or reclusion by any such difference in facts or assumptions of law.

     (d) The releases as provided in this Section 9 shall not be applicable to the enforceability of this Agreement nor any related agreement.

10. Indemnity.

     (a) Mojave agrees to indemnify, defend and hold harmless, NYMA and New York Medical and their respective Related Parties (collectively, the “Indemnified Parties”) to the extent provided under the laws of the State of Nevada and the Certificate of Incorporation and By-Laws of Mojave from and against any and all losses, claims, damages, liabilities, costs and expenses (and all actions, suits, proceedings or claims in respect thereof) and any legal or other expenses (including all attorneys’ fees and fees and expenses of expert witnesses) in giving testimony or furnishing documents in response to a subpoena or otherwise (including, without limitation, the cost of investigating, preparing or defending any such action, suit, proceeding or claim, whether or not in connection with any action, suit, proceeding or claim in which Mojave or any Indemnified Party is a party), as and when incurred, directly or indirectly, caused by, relating to, based upon or arising out of (i) the Merger Agreement, (ii) as a result of the breach or inaccuracy of any representation, warranty, covenant or agreement of Mojave contained in this Agreement, or (iii) relating to, any report filed by Mojave with the Securities and Exchange Commission or the Secretary of State of Nevada, for which all parties to this Agreement and their respective officers, directors, shareholders, affiliates, subsidiaries, partners, employees, agents, representatives and controlling persons shall be indemnified and held harmless by Mojave.

     (b) The indemnity by Mojave as set forth in paragraph 10(a) above shall exclude all matters for which there is an obligation of NYMA, New York Medical and/or any of their respective Related Parties to indemnify Mojave for losses, claims, damages, liabilities, costs and expenses (and all actions, suits, proceedings or claims in respect thereof) and any legal or other expenses (including all attorneys’ fees and fees and expenses of expert witnesses) in giving testimony or furnishing documents in response to a subpoena or otherwise (including, without limitation, the cost of investigating, preparing or defending any such action, suit, proceeding or claim, whether or not in connection with any action, suit, proceeding or claim in which Mojave or any Indemnified Party is a party) arising with respect to the Merger Agreement, but only to the extent that the By-laws, state of incorporation law, or directors and officers' liability insurance of NYMA specifically provide for such indemnification. Accordingly, NYMA and/or any other applicable company shall continue to indemnify and hold harmless Mojave, and its officers and directors (collectively, herein “Mojave”) against and from (i) any and all claims arising from the conduct of Mojave arising from any negligent or otherwise wrongful act or omission by NYMA (ii) any and all negligent act or omission by Mojave during the term of the Merger Agreement and this Agreement; and (iii) all costs, expenses and liabilities incurred on or in connection with each such claim or action or proceeding brought therein. In case any action or proceeding is brought against Mojave by reason of any such claim, NYMA and/or the appropriate company upon notice from Mojave shall resist or defend such action or proceeding at the company's sole expense. In the event Mojave refuses to cooperate in the defense of any such claim, NYMA and each other company shall have no obligation to defend and indemnify Mojave.

     (c) New York Medical acknowledges and agrees that New York Medical shall indemnify, defend and hold harmless Mojave including any and all of its officers, directors, shareholders, affiliates, partners, employees, agents, representatives and controlling persons (collectively, the “Indemnified Parties”) to the extent provided under the laws of the State of New York and the Certificate of Incorporation and By-Laws of New York Medical. Further, New York Medical agrees to indemnify, defend and hold harmless Mojave and all of its successors from and against any and all losses, claims, damages, liabilities, costs and expenses (and all actions, suits, at this Agreement confers no authority upon it to act in any way for or on behalf of any of the other parties hereto and that, in the absence of specific written authority to such effect, it has no authority to hold itself out as representing or to act on behalf of or to bind New York Medical or any other company, and/or their respective successors. In addition, Mojave agrees that it shall take no action whatsoever pursuant to this Section 11, specifically including contacting any third parties, except strictly in accordance with written instructions from the Company.

12. Specific Performance. Mojave acknowledges that its breach or threatened violation of any of the covenants contained in this Agreement, specifically including Sections 4, 6, 7, 8, 9, 10 or 11of this Agreement, may cause irreparable damage to the other parties, for which remedies at law would be inadequate. The parties further acknowledge that all such covenants are essential terms and conditions of this Agreement. The parties therefore agree that the non-breaching party shall be entitled, without the necessity of posting bond, to a decree or order by any court of competent jurisdiction enjoining such threatened or actual violation of any of such covenants. Such decree or order, to the extent appropriate, shall specifically enforce the full performance of any such covenant by the breaching party and the same hereby consents to the jurisdiction of any such court of competent jurisdiction. This remedy shall be in addition to all other remedies available to the parties at law or equity. If any portion of any such covenant shall be adjudicated to be invalid or unenforceable, this Agreement shall be deemed amended to modify, to the extent practicable, or delete therefrom the portion so adjudicated, such deletion to apply only with respect to the operation of such covenant in the jurisdiction in which such adjudication is made.

13. Miscellaneous

     (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     (b) Should any part of this Agreement, for any reason whatsoever, be declared invalid, illegal, or incapable of being enforced in whole or in part, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any portion which may for any reason be declared invalid.

     (c) This Agreement shall each be construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State without application of the principles of conflicts of laws of such State. Each of the parties hereto hereby consents to the venue and jurisdiction of the States of Nevada and New York for any action or proceeding relating to this Agreement, and hereby waives any objection based on the convenience of such forum, or otherwise. Each of the parties hereby consents to service of process within the States of New York and Nevada.

     (d) This Agreement and all rights hereunder are personal to the parties and shall not be assignable, and any purported assignment in violation thereof shall be null and void. Any person, firm or corporation succeeding to the business of Mojave, NYMA or New York Medical by merger, consolidation, purchase of assets or otherwise, shall assume by contract or operation of law the obligations of such company hereunder; provided, however, that the assigning company shall, notwithstanding such assumption and/or assignment, remain liable and responsible for the fulfillment of the terms and conditions of this Agreement on the part of such assigning company.

     (e) Any notice, statement, report, request or demand required or permitted to be given by this Agreement shall be in writing, and shall be sufficient if delivered in person or if addressed and sent by certified mail, return receipt requested, postage prepaid, to the parties at the addresses set forth above, or at such other place that either party may designate by notice in the foregoing manner to the other. If mailed as aforesaid, any such notice shall be deemed given three days after being so mailed.

(f) Arbitration.

(i)

Any dispute arising between the parties to this Agreement, including, but not limited to, those pertaining to the formation, validity, interpretation, effect or alleged breach of this Agreement (“Arbitrable Dispute”) will be submitted to arbitration in Las Vegas, Nevada or New York, New York before an experienced panel of arbitrators selected in accordance with the rules of the American Arbitration Association. The arbitrators shall be entitled to award costs and fees of an Arbitrable Dispute to the prevailing party in such Arbitrable Dispute, in the sole discretion of such arbitrators.

(ii)

Should any party to this Agreement hereafter institute any legal action or administrative proceedings against another party by any method other than said arbitration with respect to the subject matters of this Agreement, notwithstanding the provisions of this paragraph 14(f), the responding party shall be entitled to recover from the initiating party all damages, costs, expenses and attorney’s fees incurred as a result of such action.

     (g) The failure of either party to insist upon the strict performance of any of the terms, conditions and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions and provisions shall remain in full force and effect. No waiver of any term or any condition of this Agreement on the part of either party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such party.

     (h) In the event a lawsuit is instituted by any party concerning a dispute under this Agreement, the prevailing party in such lawsuit shall be entitled to recover from the losing party all reasonable attorneys’ fees, costs of suit and expenses (including fees, costs and expenses of appeals and of expert witnesses), in addition to whatever damages or other relief the injured party is otherwise entitled to under law and in connection with such dispute.

     (i) The headings of the paragraphs herein are inserted for convenience and shall not affect any interpretation of this Agreement.

     (j) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

NEW YORK MEDICAL, INC. f/k/a

MOJAVE SOUTHERN, INC.

By:____________________________

Netta Girard, Secretary

NEW YORK MEDICAL ACQUISITION CORP

By:____________________________

Gary Schonwald, President

NEW YORK MEDICAL, INC.

By:____________________________

Dr. Jonathan Landow